CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2025

[2]

To the Stockholders of

Central Securities Corporation:

Financial data for the quarter ended September 30, 2025 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Sept. 30, 2025	June 30, 2025	Dec. 31, 2024
Net assets	$1,775,058,609	$1,666,259,626	$1,569,940,654
Net assets per share of Common Stock	$61.39	$57.63	$54.26
Shares of Common Stock outstanding	28,913,659	28,913,659	28,935,676

Comparative operating results are as follows:

	Nine months ended September 30,
	2025		2024
Net investment income	$23,504,656		$14,723,083
Per share of Common Stock	0.81	*	0.52	*
Net realized gain on sale of investments	44,936,548		38,432,417
Increase in net unrealized appreciation of investments	144,840,516		227,111,926
Increase in net assets resulting from operations	213,281,720		280,267,426

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

During the nine months ended September 30, 2025, the Corporation purchased 22,019 shares of its Common Stock at an average price of $42.48 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

John C. Hill   Wilmot H. Kidd

630 Fifth Avenue

New York, NY 10111

November 4, 2025

[3]

PRINCIPAL PORTFOLIO CHANGES

July 1 to September 30, 2025

(unaudited)

	Number of Shares
	Additions		Reductions		Held September 30, 2025
Alphabet Inc. Class A	—		15,000		430,000
Analog Devices, Inc.	—		10,000		360,000
American Express Company	—		10,000		140,000
Chevron Corporation	256,250	*	—		256,250
Hess Corporation	—		250,000	*	—
Johnson & Johnson			10,000		80,000
JPMorgan Chase & Co.	—		10,000		140,000
Medtronic plc	75,000				250,000
Meta Platforms, Inc. Class A	—		10,000		90,000
NIKE, Inc. Class B	50,000		—		450,000
Taiwan Semiconductor Manufacturing Company Ltd. ADR	80,000		—		80,000
TWFG, Inc. Class A	450,000		—		450,000

* 256,250 shares of Chevron Corporation were received in exchange for 250,000 shares of Hess Corporation in an acquisition.

TEN LARGEST INVESTMENTS

September 30, 2025

(excluding short-term investments)

(unaudited)

	Cost	Market Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc. Class A	$0.7	$432.6	24.4%	1982
Alphabet Inc. Class A	20.2	104.5	5.9	2015
The Progressive Corporation	22.7	98.8	5.6	2015
Analog Devices, Inc.	1.8	88.5	5.0	1987
The Charles Schwab Corporation	32.7	76.4	4.3	2016
Capital One Financial Corporation	23.8	71.2	4.0	2013
Meta Platforms, Inc. Class A	27.2	66.1	3.7	2021
Motorola Solutions, Inc.	5.5	64.0	3.6	2000
Amazon.com, Inc.	10.1	57.1	3.2	2014
American Express Company	11.1	46.5	2.6	2015

[4]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

John C. Hill

Wilmot H. Kidd IV

David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President

Marlene A. Krumholz, Vice President and Secretary

Joseph T. Malone, Vice President and Treasurer

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 43078, Providence, RI 02940-3078

800-756-8200

www.computershare.com

CUSTODIAN

JPMorgan Chase Bank, National Association

New York, NY

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY